EXHIBIT 10.6


STATE OF LOUISIANA   SS.
                     SS.
PARISH OF DESOTO     SS.


                     ASSIGNMENT, CONVEYANCE AND BILL OF SALE


        THIS ASSIGNMENT, BILL OF SALE AND CONVEYANCE {"ASSIGNMENT"), is effective August 4, 2008 at 7:00 a.m. Central Daylight Time (the "EFFECTIVE TIME") and is entered into by and between MAINLAND RESOURCES, INC. a Nevada corporation, whose address is 17314 SH 249, Suite 306, Houston, Texas 77064, herein ("ASSIGNOR") AND PETROHAWK PROPERTIES, LP, a Texas limited partnership, 1000 Louisiana, Suite 5810, Houston, Texas 77002 {'|'ASSIGNEE"):


1. For One Hundred and No/100 ($ 100.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Assignor hereby sells, assigns, transfers, grants, bargains and conveys unto Assignee sixty percent (60% of 100%) of all the right, title and interest in and to the following real and personal property interests owned by Assignor (collectively, the "PROPERTIES"):

     (a) The oil, gas and/or mineral leases (the "LEASES') as described in EXHIBIT A, covering the lands described in said EXHIBIT A, and in the Leases, but only as to the depths 100 feet below the stratigraphic equivalent of the base of the Cotton Valley formation, as identified at 10,260 feet log depth in the electric log of the Winchester Samuels 23-1 well (API#17-031 -24064) (the "LAND" or "LANDS"), together with all the property and rights incident thereto, including fee mineral, net profits, reversionary, production payments and royalty interests attributable thereto. The net revenue interest herein conveyed to Assignee shall not be less than seventy-five percent (75%) of all production attributable to the Leases proportionally reduced to the interests being conveyed herein.

     (b) The pooling, unitization and communitization agreements, declarations and orders, and all other such agreements, if any, relating to the Leases and Lands described in subsection (a).

     (c) All existing and effective contracts and agreements, if any, relating to the Leases, or the Lands, including without limitation, all operating agreements, exploration agreements, farmout agreements, area of mutual interest agreements, rights of ingress and egress (as long as such rights do not interfere with the rights of Seller), if any, insofar as they relate to the properties and interests described in subsections (a) and (b).

     (d) The permits, rights-of-way, surface leases, easements, and servitudes used in connection therewith and all contracts and agreements relating to the Properties, it being expressly understood and agreed that Assignor reserves a non-exclusive right to utilize such permits, rights-of-way, surface leases, easements, and servitudes in connection with operations on depths not assigned herein.

     (e) Copies of all of Assignor's land files and records relating to the Leases, described in subsections (a) through (d) above, including Seller's lease files, abstracts and title opinions.

TO HAVE AND TO HOLD the Properties unto Assignee and its successors and assigns forever.

2.   This Assignment is made subject to the following terms and conditions:

     (A) This Assignment is being made pursuant to the terms of the Letter Agreement dated July 14, 2008, between Assignor and Petrohawk Energy Corporation on behalf of Petrohawk Properties, LP (the "LA"). The Assignor and Assignee intend that the terms of the LA remain separate and distinct from and not merge into the terms of this Assignment.

     (B) ASSIGNOR WARRANTS TITLE TO THE PROPERTIES FROM AND AGAINST ALL PERSONS CLAIMING BY, THROUGH OR UNDER ASSIGNOR, BUT NOT OTHERWISE AND THAT THE LEASES HAVE BEEN MAINTAINED IN FULL FORCE AND EFFECT PURSUANT TO THE TERMS OF EACH LEASE.

     (C) Assignee hereby agrees to assume, and to timely pay and perform, all duties, obligations and liabilities relating to the ownership and/or operation of the Properties after the Effective Time (including, without limitation, those arising under the contracts and agreements described in Section 1 above).

     (D) To the extent permitted by law, Assignee shall be subrogated to Assignor's rights in and to representations, warranties and covenants given with respect to the Properties. Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferable and permitted by law, the benefit of and the right to enforce the covenants, representations and warranties, if any, which Assignor is entitled to enforce with respect to the Properties, but only to the extent not enforced by Assignor.

     (E) This Assignment binds and inures to the benefit of Assignor and Assignee and their respective successors and assigns.

         EXECUTED on the dates contained in the acknowledgments of this Assignment, to be effective for all purposes as of the Effective Time.



                                      ASSIGNOR:




WITNESSES                             MAINLAND RESOURCES. INC.



/s/ BARCLAY RIDGE
    ________________________


/s/ LYNN HERTZBERG
    ________________________

                                      By: /s/ MICHAEL J. NEWPORT
                                      __________________________
                                      Name: Michael J. Newport
                                      Title: President

                                      ASSIGNEE:

                                      PETROHAWK PROPERTIES, LP


/s/ BARCLAY RIDGE
    ________________________          By: P-H Energy, LLC, its general partner

/s/ K. STEPANSKI
    ________________________          By: /s/ STEPHEN W. HEROD
                                      ________________________________
                                      Name: Stephen W. Hercd
                                      Title:  Executive Vice-President




                                ACKNOWLEDGEMENTS




STATE OF TEXAS     SS.
                   SS.
COUNTY OF HARRIS   SS.


     I do hereby certify that Michael J. Newport, as President of Mainland Resources, Inc., personally appeared before me this day and acknowledged the due execution of the foregoing instrument on behalf of said corporation.

     SWORN TO AND SUBSCRIBED before me on the 4th day of August, 2008.

[LINDSEY M. ECHOLS
NOTARY PUBLIC, STATE OF TEXAS
MY COMMISSION EXPIRES
MAR. 11, 2009
SEAL APPEARS HERE]                    /s/ LINDSEY M. ECHOLS
                                      _____________________
                                          Notary Public



STATE OF TEXAS     SS.
                   SS.
COUNTY OF HARRIS   SS.


     I do hereby certify that Stephen W. Herod, as Executive Vice-President of P-H Energy, LLC, general partner of Petrohawk Properties, LP, personally appeared before me this day and acknowledged the due execution of the foregoing instrument on behalf of Petrohawk Propeties, LP.

     SWORN TO AND SUBSCRIBED before me on the 4th day of August, 2008.


[LAURA A. PLATON
MY COMMISSION EXPIRES
NOVEMBER 27, 2008
SEAL APPEARS HERE]                    /s/ LAURA A. PLATON
                                      _____________________
                                          Notary Public

                                   EXHIBIT "A"

 ATTACHED HERETO AND MADE A PART HEREOF THAT CERTAIN ASSIGNMENT OF OIL, GAS AND MINERAL, LEASES DATED AUGUST 4, 2008, BY AND BETWEEN MAINLAND RESOURCES, INC, AS
               ASSIGNOR AND PETROHAWK PROPERTIES, LP AS ASSIGNEE



LESSOR                                         STATE         PARISH     LEASE DATE     BOOK/PAGE

SECTION 11(13N-14W)

Mary Griffith, etal                            Louisiana     DeSoto     5/15/2007      912/46
Mary Griffith, etal                            Louisiana     DeSoto     5/15/2007      912/46
Mary Griffith, etal                            Louisiana     DeSoto     5/15/2007      912/46
Michael D. Burford                             Louisiana     DeSoto     5/15/2007      912/54
Cody E. Burford                                Louisiana     DeSoto     5/15/2007      912/58
Franklin Farms, LLC                            Louisiana     DeSoto     8/20/2007      921/288
William J. Cole, et ux                         Louisiana     DeSoto     8/20/2007      921/292

SECTION 12(13N-14W)

Michael D. Burford                             Louisiana     DeSoto     5/15/2007      921/54
Cody E. Burford                                Louisiana     DeSoto     5/15/2007      912/58
Sybil G. Clarke & Harris G. (H&W)              Louisiana     DeSoto     5/17/2007      912/62
Old Farm, LLC                                  Louisiana     DeSoto     8/07/2007      919/231
Cornelia S. Morgan                             Louisiana     DeSoto     8/07/2007      919/227

SECTION 14(13N-14W)

Carolyn Griffith Moffett                       Louisiana     DeSoto     2/01/2008      934/33
Barbara Griffith Couch                         Louisiana     DeSoto     2/01/2008      938/872
Lena Griffith Savarese                         Louisiana     DeSoto     2/01/2008      935/647
Dana Griffith                                  Louisiana     DeSoto     2/01/2008      935/706
Janis Jane Griffith Figueroa                   Louisiana     DeSoto     2/01/2008      933/635
Mary A. Edwards Griffith, Usufruct.            Louisiana     DeSoto     3/06/2008      937/727
Deborah G. Griffith etal
Carolyn Patricia Lowrey                        Louisiana     DeSoto     2/01/2008      934/166
John Perry Lowrey                              Louisiana     DeSoto     2/01/2008      935/178
Luther M. Upchurch                             Louisiana     DeSoto     7/29/2005      852/162 EXT 931/9
Carolyn Griffith Moffett                       Louisiana     DeSoto     2/01/2008      934/33
Barbara Griffith Couch                         Louisiana     DeSoto     2/01/2008      938/872
Lena Griffith Savarese                         Louisiana     DeSoto     2/01/2008      935/647
Dana Griffith                                  Louisiana     DeSoto     2/01/2008      935/706
Janis Jane Griffith Figueroa                   Louisiana     DeSoto     2/01/2008      933/635
Mary A. Edwards Griffith Usufruct              Louisiana     DeSoto     3/06/2008      937/727
Deborah G. Griffith etal
Carolyn Patricia Lowrey                        Louisiana     DeSoto     2/01/2008      934/166
John Perry Lowrey                              Louisiana     DeSoto     2/01/2008      935/178
George E. McGovern, Jr.                        Louisiana     DeSoto     2/01/2008      935/268
Carolyn Griffith Moffett                       Louisiana     DeSoto     2/01/2008      934/33
Barbara Griffith Couch                         Louisiana     DeSoto     2/01/2008      938/872
Lena Griffith Savarese                         Louisiana     DeSoto     2/01/2008      935/647
Dana Griffith                                  Louisiana     DeSoto     2/01/2008      935/706
Janis Jane Griffith Figueroa                   Louisiana     DeSoto     2/01/2008      933/635
Mary A. Edwards Griffith Usufruct              Louisiana     DeSoto     3/06/2008      937/727
Deborah G. Griffith etal
Carolyn Patricia Lowrey                        Louisiana     DeSoto     2/01/2008      934/166
John Perry Lowrey                              Louisiana     DeSoto     2/01/2008      935/178
Patrick K. McGovern and Ramona B. McGovern     Louisiana     DeSoto     2/01/2008      934/381
Jack R. and Elsa Mims                          Louisiana     DeSoto     2/26/2008      935/594

SECTION 15(13N-14W)

Carolyn Griffith Moffett                       Louisiana     DeSoto     7/11/2005      852/129 EXT 930/416
Barbara Griffith Couch                         Louisiana     DeSoto     7/11/2005      852/126 EXT 938/872
Lena Griffith Savarese                         Louisiana     DeSoto     7/11/2005      852/117 EXT 932/376
Dana Griffith                                  Louisiana     DeSoto     7/11/2005      852/120 EXT 930/792
Janis Jane Griffith Figueroa                   Louisiana     DeSoto     7/11/2005      849/635 EXT 938/872
Mary A. Edwards Driffith et al                 Louisiana     DeSoto     8/19/2005      855/611 EXT 930/222
Carolyn Patricia Lowrey                        Louisiana     DeSoto     7/22/2005      854/708 EXT 934/166
John Perry Lowrey                              Louisiana     DeSoto     7/22/2005      854/304 EXT 935/178
Waylan R. Nattin, Sr.                          Louisiana     DeSoto     6/16/2005      849/624 EXT 931/12
Wayian R. Nattin, Jr.                          Louisiana     DeSoto     6/16/2005      849/624 EXT 931/12


                                  Page 1 of 3





                                   EXHIBIT "A"

 ATTACHED HERETO AND MADE A PART HEREOF THAT CERTAIN ASSIGNMENT OF OIL, GAS AND
MINERAL, LEASES DATED AUGUST 4, 2008, BY AND BETWEEN MAINLAND RESOURCES, INC, AS
               ASSIGNOR AND PETROHAWK PROPERTIES, LP AS ASSIGNEE


LESSOR                                         STATE         PARISH     LEASE DATE     BOOK/PAGE

Rodney I. Nattin                               Louisiana     DeSoto     6/16/2005      849/624 EXT 931/12
Leslie Brent Moseley                           Louisiana     DeSoto     7/11/2005      852/132 EXT 931/238
Sandra Elizabeth Townson Phillips              Louisiana     DeSoto     6/28/2005      852/123 EXT 930/529
Carolyn Griffith Moffett                       Louisiana     DeSoto     7/11/2005      852/129 EXT 939/416
Barbara Griffith Couch                         Louisiana     DeSoto     7/11/2005      852/126 EXT 938/872
Lena Griffith Savarese                         Louisiana     DeSoto     7/11/2005      852/117 EXT 932/376
Dana Griffith                                  Louisiana     DeSoto     7/11/2005      852/120 EXT 930/792
Janis Jane Griffith Figueroa                   Louisiana     DeSoto     7/11/2005      849/635 EXT 938/872
Mary A. Edwards Driffith et al                 Louisiana     DeSoto     8/19/2005      855/611 EXT 930/222
Carolyn Patricia Lowrey                        Louisiana     DeSoto     7/22/2005      854/708 EXT 934/166
John Perry Lowrey                              Louisiana     DeSoto     7/22/2005      854/304 EXT 935/178
Waylan R. Nattin, Sr.                          Louisiana     DeSoto     6/16/2005      849/624 EXT 931/12
Waylan R. Nattin, Jr.                          Louisiana     DeSoto     6/16/2005      849/624 EXT 931/12
Rodney I. Nattin                               Louisiana     DeSoto     6/16/2005      849/624 EXT 931/12
Leslie Brent Moseley                           Louisiana     DeSoto     7/11/2005      852/132 EXT 931/238
Sandra Elizabeth Townson Phillips              Louisiana     DeSoto     6/28/2005      852/123 EXT 930/529
Carolyn Griffith Moffett                       Louisiana     DeSoto     7/11/2005      852/129 EXT 930/416
Barbara Griffith Couch                         Louisiana     DeSoto     7/11/2005      852/126 EXT 938/872
Lena Griffith Savarese                         Louisiana     DeSoto     7/11/2005      852/117 EXT 932/376
Dana Griffith                                  Louisiana     DeSoto     7/11/2005      842/120 EXT 930/792
Janis Jane Griffith Figueroa                   Louisiana     DeSoto     7/11/2005      849/635 EXT 938/872
Mary A. Edwards Friffith et al                 Louisiana     DeSoto     8/19/2005      855/611 EXT 930/222
Carolyn Patricia Lowrey                        Louisiana     DeSoto     7/22/2005      854/708 EXT 934/166
John Perry Lowrey                              Louisiana     DeSoto     7/22/2005      854/304 EXT 935/178
Waylan R. Nattin, Sr.                          Louisiana     DeSoto     6/16/2005      849/624 EXT 931/12
Waylan R. Nattin, Jr.                          Louisiana     DeSoto     6/16/2005      849/624 EXT 931/12
Rodney I. Nattin                               Louisiana     DeSoto     6/16/2005      849/624 EXT 931/12
Leslie Brent Moseley                           Louisiana     DeSoto     7/11/2005      852/132 EXT 931/238
Sandra Elizabeth Townson Phillips              Louisiana     DeSoto     6/20/2005      852/123 EXT 930/529
Mona R. Williams Lewing                        Louisiana     DeSoto     6/20/2005      849/631 EXT 933/467
Janice Neil Gill                               Louisiana     DeSoto     6/20/2005      849/627 EXT 932/296
Carolyn Griffith Moffett                       Louisiana     DeSoto     7/11/2005      852/129 EXT 930/416
Barbara Griffith Couch                         Louisiana     DeSoto     7/11/2005      852/126 EXT 938/872
Lena Griffith Savarese                         Louisiana     DeSoto     7/11/2005      852/117 EXT 932/376
Dana Griffith                                  Louisiana     DeSoto     7/11/2005      852/120 EXT 930/792
Janis Jane Griffith Figueroa                   Louisiana     DeSoto     7/11/2005      849/635 EXT 938/872
Mary A. Edwards Griffith et al                 Louisiana     DeSoto     8/19/2005      855/611 EXT 930/222
Carolyn Patricia Lowrey                        Louisiana     DeSoto     7/22/2005      854/708 EXT 934/166
John Perry Lowrey                              Louisiana     DeSoto     7/22/2005      854/304 EXT 935/178
Waylan R. Nattin, Sr.                          Louisiana     DeSoto     6/16/2005      849/624 EXT 931/12
Waylan R. Nattin, Jr.                          Louisiana     DeSoto     6/16/2005      849/624 EXT 931/12
Rodney I. Nattin                               Louisiana     DeSoto     6/16/2005      849/624 EXT 931/12
Leslie Brent Moseley                           Louisiana     DeSoto     7/11/2005      852/132 EXT 931/238
Sandra Elizabeth Townson Phillips              Louisiana     DeSoto     6/20/2005      852/123 EXT 930/529
Charles T. Odum, Jr.                           Louisiana     DeSoto     6/20/2005      854/294 EXT 930/231
Desert Partners III, LP                        Louisiana     DeSoto     3/14/2008      938/779
Simeon K. Horton                               Louisiana     DeSoto     3/14/2008      943/217
Ashley Tad Hillin                              Louisiana     DeSoto     3/14/2008      940/398

SECTION 16(13N-14W)

Stevenson Douglas, L.L.C.                      Louisiana     DeSoto     10/18/2007     927/156
Marjorie Stevenson Douglas                     Louisiana     DeSoto     10/18/2007     927/156
Robert Dale Jones and Sharon H. Jones          Louisiana     DeSoto     11/30/2007     928/18
William J. Cole and Charlene M. Cole           Louisiana     DeSoto     10/12/2007     927/151
Betty C. Edwards                               Louisiana     DeSoto     10/15/2007     925/552
Desert Partners III, LP                        Louisiana     DeSoto     3/14/2008      938/779
Simeon K. Horton                               Louisiana     DeSoto     3/14/2008      943/217


                                  Page 2 of 3




                                   EXHIBIT "A"

 ATTACHED HERETO AND MADE A PART HEREOF THAT CERTAIN ASSIGNMENT OF OIL, GAS AND
MINERAL, LEASES DATED AUGUST 4, 2008, BY AND BETWEEN MAINLAND RESOURCES, INC, AS
               ASSIGNOR AND PETROHAWK PROPERTIES, LP AS ASSIGNEE


LESSOR                                         STATE         PARISH     LEASE DATE     BOOK/PAGE

Ashley Tad Hillin                              Louisiana     DeSoto     3/14/2008      940/398

SECTION 21(13N-14W)

Desert Partners III, LP                        Louisiana     DeSoto     3/14/2008      938/779
Simeon K. Horton                               Louisiana     DeSoto     3/14/2008      943/217
Ashley Tad Hillin                              Louisiana     DeSoto     3/14/2008      940/398

SECTION 22(13N-14W)

Desert Partners III, LP                        Louisiana     DeSoto     3/14/2008      938/779
Simeon K. Horton                               Louisiana     DeSoto     3/14/2008      943/217
Ashley Tad Hillin                              Louisiana     DeSoto     3/14/2008      940/398
Cody Hislope                                   Louisiana     DeSoto     3/03/2008      936/160
Terry Cole Jr.                                 Louisiana     DeSoto     3/04/2008      936/156
Martin and Janice Lingle                       Louisiana     DeSoto     3/04/2008      936/164
Jeremy and Tyra Blake                          Louisiana     DeSoto     3/03/2008      938/317

SECTION 7(13N-13W)

Old Farm, LLC                                  Louisiana     DeSoto     8/29/2007      920/858
Cornelia S. Morgan                             Louisiana     DeSoto     8/29/2007      920/862
Herbert Marshall Juergens                      Louisiana     DeSoto     3/17/2008      938/600
































                                  Page 3 of 3

